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                                                                    EXHIBIT 3.16

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:45 PM 12/28/2001
                                                             010674032 - 3474686


                            CERTIFICATE OF FORMATION

                                       OF

                                   NEWCUP, LLC

          The undersigned, being authorized to form a limited liability company under the Delaware Limited Liability Company Act, hereby adopts this Certificate of Formation for a limited liability company (the "Company"):

          1.   The name of the Company is Newcup, LLC.

          2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Newcup, LLC this 27th day of December, 2001.


                                           /s/ Richard E. Logsdon
                                           -------------------------------------
                                           Richard E. Logsdon,
                                           Authorized Person

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                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/01/2002
                                                             020677010 - 3474686


              CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION

                                       OF

                                   NEWCUP, LLC

Newcup, LLC, (hereinafter called the "company"), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:

          1.   The name of the limited liability company is Newcup, LLC

          2. The certificate of formation of the company is hereby amended by striking out Article 2 thereof and by substituting in lieu of said Article the following new Article 2:

          The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware 19901.

Executed on this 21st day of October, 2002.


                                     /s/ Mark L. Attanasio
                                     -----------------------------------------
                                     Mark L. Attanasio, Authorized Person